DEFINED DURATION 5 ETF
SCHEDULE OF INVESTMENTS
April 30, 2026 (Unaudited)

	Shares	Value
EXCHANGE TRADED FUNDS - 62.1%
State Street SPDR Portfolio Developed World ex-US ETF	24,462	$1,197,904
Vanguard Intermediate-Term Treasury ETF	47,034	2,788,646
Vanguard Short-Term Treasury ETF (a)	64,152	3,750,967
Vanguard Total Stock Market ETF	594	210,383
Vanguard Value ETF	2,484	513,642
TOTAL EXCHANGE TRADED FUNDS (Cost $8,385,583)		8,461,542

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 37.7%	Par
3.51%, 10/29/2026 (b)	$5,243,000	5,148,662
TOTAL U.S. TREASURY BILLS (Cost $5,152,813)		5,148,662

MONEY MARKET FUNDS - 0.2%
First American Government Obligations Fund - Class X, 3.58% (c)	25,852	25,852
TOTAL MONEY MARKET FUNDS (Cost $25,852)		25,852

TOTAL INVESTMENTS - 100.0% (Cost $13,564,248)		$13,636,056
Liabilities in Excess of Other Assets - (0.0)% (d)		(2,346)
TOTAL NET ASSETS - 100.0%		$13,633,710

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown is the annualized yield as of April 30, 2026.
(c)	The rate shown represents the 7-day annualized yield as of April 30, 2026.
(d)	Represents less than 0.05% of net assets.

DEFINED DURATION 5 ETF

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

Defined Duration 5 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2026:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$8,461,542	$—	$—	$8,461,542
U.S. Treasury Bills	—	5,148,662	—	5,148,662
Money Market Funds	25,852	—	—	25,852
Total Investments	$8,487,394	$5,148,662	$—	$13,636,056

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended April 30, 2026, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.